UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2023

Xilio Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40925	85-1623397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

828 Winter Street, Suite 300 Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 524-2466

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	XLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Appointment of Principal Financial and Accounting Officer

On March 30, 2023, Kevin Brennan joined Xilio Therapeutics, Inc. (the “Company”) as Senior Vice President, Finance and Accounting, and the board of directors (the “Board”) of the Company appointed Mr. Brennan to serve as the Company’s principal financial officer and principal accounting officer.

Mr. Brennan, age 53, has more than 25 years of finance and accounting experience within the biotechnology industry. Prior to joining the Company, Mr. Brennan most recently served as vice president of finance at Allena Pharmaceuticals, Inc., a public biopharmaceutical company (“Allena”), from November 2020 to March 2023, where he oversaw Allena’s accounting and finance operations and strategy, as well as public company reporting. From October 2011 to October 2020, Mr. Brennan held finance and accounting roles of increasing responsibility at Allena. Prior to that, Mr. Brennan served in finance and accounting roles at various companies within the biotechnology industry. Mr. Brennan began his career in the audit practice at KPMG LLP, and he received a B.S. in accounting from the Wallace Carroll School of Management at Boston College.

In connection with Mr. Brennan’s commencement of employment, the Company entered into an offer letter with Mr. Brennan pursuant to which he is entitled to an annual base salary of $370,000. Mr. Brennan is also eligible for an annual incentive bonus targeted at 35% of his base salary. In addition, subject to the terms of the offer letter, effective April 1, 2023, the Company granted Mr. Brennan a non-qualified stock option to purchase 55,000 shares of the Company’s common stock at an exercise price per share equal to the closing price of the Company’s common stock on the date immediately preceding the date of grant, as no closing price was available for the date of grant. The stock option has a ten-year term and will vest as to 25% of the shares underlying the stock option on the first anniversary of Mr. Brennan’s commencement of employment, and the remaining 75% of the shares of common stock underlying the stock option will vest in 36 equal monthly installments thereafter, subject to continued service to the Company or any of its subsidiaries through each applicable vesting date. Mr. Brennan is eligible to participate in the employee benefit plans generally available to full-time employees, subject to the terms of those plans.

In addition, the Company and Mr. Brennan entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.20 to the Company’s Registration Statement on Form S-1 (File No. 333-259973) filed with the Securities and Exchange Commission on October 1, 2021.

The foregoing description of the offer letter with Mr. Brennan is qualified in its entirety by reference to the full text of the offer letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

(e)

The information contained in Item 5.02(c) of this Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2023, the Board adopted amended and restated bylaws of the Company (as amended and restated, the “Second Amended and Restated Bylaws”), effective immediately to, among other things:

●	Amend certain procedures governing notice of each meeting of stockholders, including providing the record date for determining stockholders entitled to vote at the meeting;

●	Eliminate the former requirement regarding availability of the voting list during stockholder meetings, consistent with recent amendments to Section 219 of the Delaware General Corporation Law (the “DGCL”);

●	Clarify the procedures governing adjournment of the stockholder meetings, consistent with recent amendments to Section 222 of the DGCL;

●	Revise and enhance the procedures and disclosure requirements set forth in the advanced notice bylaw provision in connection with stockholder nominations of directors and submission of stockholder proposals, including: (i) clarifying the circumstances under which stockholders may nominate persons for director at a special meeting of stockholders, (ii) requiring additional information, representations, and disclosure from proposing stockholders, proposed nominees for director, and other persons associated with nominating or proposing stockholders, (iii) clarifying the requirements for the timing, content and method of delivery of notices and accompanying materials, and (iv) updating certain provisions to reflect the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, relating to universal proxy rules;

●	Require that a nominating stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

●	Eliminate the former provision relating to the compensation of directors, as the Company has determined that this provision is unnecessary; and

●	Include certain technical, conforming and clarifying changes.

The foregoing description of the revisions to the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Xilio Therapeutics, Inc.
10.1#	Offer Letter, dated March 15, 2023, by and between Xilio Therapeutics, Inc. and Kevin Brennan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

# Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILIO THERAPEUTICS, INC.

Date: April 3, 2023	By:	/s/ Chris Frankenfield
Chris Frankenfield
Chief Legal and Administrative Officer